Exhibit 99.1

MONTHLY SUMMARY HIGHLIGHTS

JUNE 2007
➢	Fannie Mae’s book of business grew at a compound annualized rate of 13.7 percent in June driven by growth in Fannie Mae MBS and other guarantees and the gross mortgage portfolio.

➢	Fannie Mae MBS and other guarantees rose at a compound annualized rate of 14.1 percent during the month. Growth was attributable to continued strong issuance of total Fannie Mae MBS, which rose to $53.1 billion in June.

➢	The gross mortgage portfolio balance rose to $722 billion in June driven by purchases of $16.9 billion. Into the month of July, option-adjusted spreads have continued to widen. We currently estimate that our “mortgage portfolio” assets for purposes of the OFHEO consent order were approximately $715 billion in June.

➢	The conventional single-family delinquency rate remained unchanged at 0.62 percent in May (latest data available). The multifamily serious delinquency rate rose one basis point to 0.11 percent in May.
INTEREST RATE RISK DISCLOSURES
➢	This month, Fannie Mae begins publishing two new interest rate risk measures designed to enhance its monthly disclosures. These market value sensitivity measures present estimated pretax losses – expressed as a percentage of the estimated after-tax fair value of Fannie Mae’s net assets – resulting from an adverse 50 basis point parallel shift in the level of LIBOR rates and an adverse 25 basis point change in the slope of the LIBOR yield curve.

➢	Fannie Mae’s effective duration gap was plus 1 month in June. This measurement reflects a change to Fannie Mae’s calculation methodology used in prior months. Beginning with June and for future months, the calculation of the duration gap reflects the difference between the proportional fair value weightings of Fannie Mae’s assets and liabilities, including debt and derivatives. The calculation continues to exclude interest rate sensitivities associated with Fannie Mae’s guaranty businesses. In prior months, the duration gap was not calculated on a weighted basis and was simply the daily average of the difference between the duration of Fannie Mae’s assets and the duration of its liabilities. This new methodology presents the duration gap on a basis that is consistent with Fannie Mae’s new interest rate risk disclosures. Using the previous calculation methodology, the effective duration gap for June 2007 would have measured minus 1 month, or approximately 2 months less than the effective duration gap under the updated methodology.
OTHER HIGHLIGHTS
➢	As shown in Table 5, Fannie Mae’s non-agency securities totaled $122.8 billion as of the end of the second quarter of 2007, including $47.2 billion of non-agency securities backed by subprime loans. Of this $47.2 billion, approximately $46.9 billion was rated AAA or the equivalent by at least two nationally recognized statistical rating organizations, had an overall weighted average credit enhancement of 32%, and had a minimum credit enhancement of 13%, in each case as of the end of the second quarter of 2007. As of the date of this monthly summary, none of our $47.2 billion subprime-backed securities have had a ratings downgrade.
MORTGAGE MARKET HIGHLIGHTS
➢	As a result of a sharp increase in long-term mortgage rates during June, the monthly average level of the Mortgage Bankers Association’s conventional refinance applications index declined by 15.3 percent during the month to the lowest level reported since September 2006.

TABLE 1. TOTAL BOOK OF BUSINESS COMPONENTS ($ in Millions) 1

	Gross Mortgage		Total Fannie Mae MBS		Fannie Mae MBS
	Portfolio		and Other Guarantees		in Portfolio		Total Book	Compounded	New Business
	[Table 3]	+	[Table 4]	-	[Table 5]	=	of Business	Growth Rate	Acquisitions

June 2006	$730,900		$2,027,693		$325,426		$2,433,167	9.3%	$56,296
July 2006	731,443		2,033,533		326,963		2,438,013	2.4%	42,827
August 2006	726,811		2,046,522		321,150		2,452,183	7.2%	49,055
September 2006	725,534		2,066,127		310,219		2,481,442	15.3%	66,722
October 2006	720,959		2,085,252		309,861		2,496,350	7.5%	48,766
November 2006	717,438		2,094,401		301,750		2,510,090	6.8%	49,470
December 2006	724,400		2,102,275		298,756		2,527,920	8.9%	57,776
Full Year 2006	$724,400		$2,102,275		$298,756		$2,527,920	7.7%	$614,723

January 2007	$721,442		$2,116,483		$295,399		$2,542,527	7.2%	$51,059
February 2007	712,145		2,130,622		284,191		2,558,577	7.8%	50,158
March 2007	712,806		2,150,759		277,848		2,585,717	13.5%	60,455
April 2007	710,586		2,167,274		275,253		2,602,608	8.1%	52,690
May 2007	718,257		2,198,466		274,360		2,642,363	20.0%	66,387
June 2007	722,475		2,222,813		274,507		2,670,782	13.7%	64,039
YTD 2007	$722,475		$2,222,813		$274,507		$2,670,782	11.6%	$344,789

TABLE 2. PORTFOLIO COMMITMENTS ($ in Millions) 1

	Commitments	Commitments	Net Retained
	to Purchase, Net	to Sell	Commitments

June 2006	$21,981	$(8,738)	$13,243
July 2006	15,446	(9,401)	6,045
August 2006	29,644	(22,757)	6,887
September 2006	23,624	(13,133)	10,491
October 2006	26,694	(18,638)	8,056
November 2006	19,159	(10,508)	8,651
December 2006	20,273	(5,422)	14,851
Full Year 2006	$251,966	$(119,498)	$132,468

January 2007	$23,208	$(22,133)	$1,075
February 2007	23,233	(13,256)	9,977
March 2007	27,723	(13,630)	14,093
April 2007	20,110	(8,420)	11,689
May 2007	29,600	(12,077)	17,523
June 2007	33,297	(9,197)	24,100
YTD 2007	$157,171	$(78,714)	$78,457

TABLE 3. GROSS MORTGAGE PORTFOLIO ($ in Millions) 1

				Compounded	Annualized
Purchases [2]	Sales	Liquidations	End Balance	Growth Rate	Liquidation Rate

$18,819	$(9,216)	$(12,486)	$730,900	(4.6%)	(20.42%)
15,242	(2,819)	(11,880)	731,443	0.9%	(19.50%)
16,026	(8,898)	(11,760)	726,811	(7.3%)	(19.29%)
20,308	(9,698)	(11,888)	725,534	(2.1%)	(19.63%)
13,159	(6,746)	(10,987)	720,959	(7.3%)	(18.17%)
14,035	(6,326)	(11,230)	717,438	(5.7%)	(18.69%)
19,718	(1,860)	(10,896)	724,400	12.3%	(18.22%)
$197,252	$(61,184)	$(139,224)	$724,400	(0.4%)	(19.14%)

$9,659	$(1,927)	$(10,690)	$721,442	(4.8%)	(17.71%)
10,359	(9,555)	(10,101)	712,145	(14.4%)	(16.80%)
16,452	(5,505)	(10,286)	712,806	1.1%	(17.33%)
9,964	(2,111)	(10,073)	710,586	(3.7%)	(16.96%)
21,776	(3,640)	(10,466)	718,257	13.8%	(17.67%)
16,936	(2,341)	(10,378)	722,475	7.3%	(17.34%)
$85,147	$(25,077)	$(61,994)	$722,475	(0.5%)	(17.12%)

TABLE 4. FANNIE MAE GUARANTEED SECURITIES AND MORTGAGE LOANS ($ in Millions) 1

				Fannie Mae	Other	Total Fannie Mae			Fannie Mae
	Total Fannie Mae MBS			MBS Annualized	Fannie Mae	MBS and Other	Compounded	Mortgage	Guaranteed Securities
	Issuances [3]	Liquidations	End Balance	Liquidation Rate	Guarantees	Guarantees	Growth Rate	Loans	and Mortgage Loans

June 2006	$42,914	$(29,680)	$2,004,453	(17.89%)	$23,240	$2,027,693	8.1%	$262,625	$2,290,318
July 2006	35,962	(30,001)	2,010,414	(17.96%)	23,119	2,033,533	3.5%	263,717	2,297,250
August 2006	39,571	(26,462)	2,023,523	(15.80%)	22,999	2,046,522	7.9%	265,876	2,312,397
September 2006	48,485	(28,971)	2,043,037	(17.18%)	23,090	2,066,127	12.1%	273,732	2,339,859
October 2006	45,697	(26,459)	2,062,275	(15.54%)	22,977	2,085,252	11.7%	270,477	2,355,729
November 2006	37,850	(29,033)	2,071,091	(16.89%)	23,310	2,094,401	5.4%	273,928	2,368,329
December 2006	40,677	(32,939)	2,078,829	(19.09%)	23,446	2,102,275	4.6%	279,146	2,381,421
Full Year 2006	$481,686	$(342,495)	$2,078,829	(17.66%)	$23,446	$2,102,275	7.2%	$279,146	$2,381,421

January 2007	$43,988	$(29,560)	$2,093,257	(17.06%)	$23,226	$2,116,483	8.4%	$281,524	$2,398,007
February 2007	41,679	(28,065)	2,106,871	(16.09%)	23,750	2,130,622	8.3%	282,586	2,413,208
March 2007	46,756	(26,497)	2,127,130	(15.09%)	23,629	2,150,759	11.9%	285,304	2,436,063
April 2007	45,833	(30,099)	2,142,864	(16.98%)	24,410	2,167,274	9.6%	286,262	2,453,536
May 2007	50,915	(30,430)	2,163,349	(17.04%)	35,117	2,198,466	18.7%	291,299	2,489,765
June 2007	53,130	(31,794)	2,184,685	(17.64%)	38,128	2,222,813	14.1%	292,997	2,515,810
YTD 2007	$282,302	$(176,446)	$2,184,685	(16.98%)	$38,128	$2,222,813	11.8%	$292,997	$2,515,810

Numbers may not sum due to rounding.	July 26, 2007 See Endnotes and Glossary on Page 3.	Page 1 of 3

TABLE 5. MORTGAGE PORTFOLIO COMPOSITION ($ in Millions) 1

							Non-Fannie Mae
	Fannie Mae MBS in Portfolio					Mortgage	Mortgage Securities		Mortgage Portfolio
	Purchases	Sales	Liquidations	Securitizations [4]	End Balance	Loans	Agency	Non-Agency	End Balance

June 2006	$3,070	$(8,653)	$(4,591)	$2,367	$325,426	$262,625	$33,362	$109,487	$730,900
July 2006	6,315	(2,355)	(4,485)	2,062	326,963	263,717	33,717	107,046	731,443
August 2006	4,523	(8,309)	(4,046)	2,019	321,150	265,876	33,412	106,373	726,811
September 2006	624	(8,626)	(4,377)	1,448	310,219	273,732	32,933	108,649	725,534
October 2006	3,483	(6,360)	(4,088)	6,606	309,861	270,477	32,631	107,990	720,959
November 2006	706	(6,317)	(4,209)	1,709	301,750	273,928	32,313	109,446	717,438
December 2006	939	(1,721)	(3,892)	1,680	298,756	279,146	31,970	114,529	724,400
Full Year 2006	$38,432	$(55,267)	$(51,752)	$25,783	$298,756	$279,146	$31,970	$114,529	$724,400

January 2007	$1,099	$(1,927)	$(4,018)	$1,488	$295,399	$281,524	$31,730	$112,789	$721,442
February 2007	350	(9,406)	(3,682)	1,531	284,191	282,586	31,230	114,137	712,145
March 2007	1,342	(5,496)	(3,599)	1,411	277,848	285,304	31,118	118,537	712,806
April 2007	588	(2,111)	(3,591)	2,519	275,253	286,262	30,896	118,176	710,586
May 2007	3,627	(3,640)	(3,557)	2,677	274,360	291,299	31,084	121,514	718,257
June 2007	3,155	(2,236)	(3,645)	2,872	274,507	292,997	32,151	122,820	722,475
YTD 2007	$10,161	$(24,816)	$(22,092)	$12,498	$274,507	$292,997	$32,151	$122,820	$722,475

TABLE 6. LIQUID INVESTMENTS ($ in Millions) 1

Liquid Investments
End Balance

June 2006	$68,218
July 2006	61,535
August 2006	67,794
September 2006	48,778
October 2006	52,229
November 2006	51,792
December 2006	57,819
Full Year 2006	$57,819

January 2007	$57,484
February 2007	68,959
March 2007	66,830
April 2007	57,355
May 2007	55,650
June 2007	55,244
YTD 2007	$55,244

TABLE 7. DEBT ACTIVITY ($ in Millions) 5

	Original Maturity	Original Maturity > 1 Year
	≤ 1 Year		Maturities and			Total Debt
	End Balance	Issuances	Redemptions	Repurchases	End Balance	Outstanding
June 2006	$175,329	$26,993	$(21,030)	$(1,903)	$616,376	$791,705
July 2006	168,783	12,944	(13,064)	(1,705)	614,551	783,334
August 2006	160,315	17,571	(7,938)	(1,125)	623,059	783,374
September 2006	152,743	10,271	(19,047)	(424)	613,858	766,601
October 2006	152,136	13,403	(12,717)	(5,208)	609,336	761,472
November 2006	152,146	12,450	(15,231)	(606)	605,949	758,096
December 2006	168,623	15,510	(14,664)	(1,035)	605,760	774,384
Full Year 2006	$168,623	$181,313	$(153,743)	$(15,513)	$605,760	$774,384

January 2007	$161,731	$19,970	$(19,991)	$(592)	$605,147	$766,877
February 2007	164,969	17,129	(16,527)	(328)	605,420	770,389
March 2007	160,901	22,013	(15,859)	(290)	611,284	772,185
April 2007	159,782	17,049	(16,720)	(82)	611,531	771,313
May 2007	162,161	20,988	(12,458)	(691)	619,370	781,531
June 2007	167,586	16,043	(11,020)	(2,540)	621,853	789,439
YTD 2007	$167,586	$113,191	$(92,575)	$(4,523)	$621,853	$789,439

TABLE 8. INTEREST RATE RISK DISCLOSURES

	Effective	Market Value Sensitivity [7]
	Duration Gap	Rate Level	Rate Slope
	(in months) [6]	Shock (50 bp)	Shock (25 bp)

June 2006	(1)	—	—
July 2006	(1)	—	—
August 2006	(1)	—	—
September 2006	0	—	—
October 2006	0	—	—
November 2006	0	—	—
December 2006	0	—	—

January 2007	0	—	—
February 2007	0	—	—
March 2007	(1)	—	—
April 2007	0	—	—
May 2007	0	—	—
June 2007	1	(1% )	0%

TABLE 9. SERIOUS DELINQUENCY RATES

	Conventional Single-Family[8]			Multifamily
	Non-Credit	Credit
	Enhanced [9]	Enhanced [10]	Total [11]	Total [12]
May 2006	0.35%	1.74%	0.62%	0.16%
June 2006	0.35%	1.70%	0.60%	0.21%
July 2006	0.35%	1.73%	0.61%	0.16%
August 2006	0.34%	1.73%	0.60%	0.16%
September 2006	0.35%	1.74%	0.61%	0.12%
October 2006	0.35%	1.76%	0.62%	0.09%
November 2006	0.36%	1.78%	0.63%	0.09%
December 2006	0.37%	1.81%	0.65%	0.08%

January 2007	0.38%	1.86%	0.66%	0.10%
February 2007	0.38%	1.84%	0.66%	0.10%
March 2007	0.35%	1.74%	0.62%	0.09%
April 2007	0.35%	1.74%	0.62%	0.10%
May 2007	0.34%	1.75%	0.62%	0.11%

ADDITIONAL INFORMATION
As previously announced, on May 23, 2006, Fannie Mae agreed to a consent order issued by its regulator, OFHEO. Under the consent order, Fannie Mae may not increase its “mortgage portfolio” assets above the amount shown in its December 31, 2005 minimum capital report, except under specified circumstances at the discretion of OFHEO. Fannie Mae believes it is in compliance with the terms of its consent order with OFHEO.
The “gross mortgage portfolio” balances set forth in this monthly summary report represent unpaid principal balances, which represent statistical measures rather than amounts computed in accordance with GAAP. “Mortgage portfolio” assets that are reported to OFHEO under the consent order reflect GAAP adjustments, including market valuation adjustments, allowance for loan losses, impairments and unamortized premiums and discounts. These adjustments are not reflected in the “gross mortgage portfolio” amounts shown in this report.

We expect that some of the information in this monthly summary report will change when the financial statements and related audits for the relevant periods are completed. Management believes that the information may be useful to investors for comparing current business activities with those of prior periods and for reviewing trends in our business, notwithstanding that information may change, perhaps materially, from what is reported herein. Issues that may cause some of this information to change include those related to our securities accounting, loan accounting, consolidation and amortization.

Numbers may not sum due to rounding.	See Endnotes and Glossary on Page 3.	Page 2 of 3

ENDNOTES

1.	The end balances and business activity in this report represent unpaid principal balances (“UPB”), which do not reflect, for example, market valuation adjustments, allowance for loan losses, impairments, unamortized premiums and discounts and the impact of consolidation of variable interest entities.

2.	Includes capitalized interest.

3.	Includes Fannie Mae mortgage-backed securities (“Fannie Mae MBS”) issued from Fannie Mae’s portfolio. See Table 5 for monthly activity and balances for Fannie Mae MBS held in the mortgage portfolio.

4.	Represents new Fannie Mae MBS created from mortgage loans previously held in the mortgage portfolio. These amounts, included in the Issuance balance in Table 4, have been transferred from mortgage loans to securities, and may be included in sales.

5.	Reported amounts represent the unpaid principal balance at each reporting period or, in the case of the long-term zero coupon bonds, at maturity. Unpaid principal balance does not reflect the effect of currency adjustments, debt basis adjustments, amortization of discounts, premiums, and issuance costs.

6.	Beginning with June 2007, the effective duration gap is weighted based on the proportional fair value weightings of Fannie Mae’s assets and liabilities. In prior months, the duration gap was not calculated on a weighted basis. Using the previous calculation method, the effective duration gap for June 2007 would have measured minus 1 month.

7.	These measurements show the estimated loss in the pre-tax fair value of Fannie Mae’s assets and liabilities, including debt and derivatives, that would result from an immediate adverse change in the level of LIBOR rates and in the slope of the LIBOR yield curve, expressed in each case as a percentage of the estimated after-tax fair value of Fannie Mae’s net assets. These measurements exclude the sensitivity of the guaranty business. The after-tax fair value of Fannie Mae’s net assets included in this measurement is based on Fannie Mae’s current internal estimate of that value, including an estimate of the fair value of the guaranty business, as of December 31, 2006, adjusted for capital transactions since year end.

8.	Includes conventional single-family loans three months or more past due or in foreclosure process as a percent of the total number of conventional single-family loans. These rates are based on conventional single-family mortgage loans and exclude reverse mortgages and non-Fannie Mae mortgage securities held in our portfolio.

9.	Loans without primary mortgage insurance and/or other credit enhancements.

10.	Loans with primary mortgage insurance and/or other credit enhancements.

11.	Total conventional single-family serious delinquency rate includes non-credit enhanced and credit enhanced loans.

12.	Includes multifamily loans and securities 60 days or more past due and is calculated based on UPB of delinquent multifamily loans owned by Fannie Mae or underlying Fannie Mae guaranteed securities divided by the UPB of multifamily loans owned by Fannie Mae or underlying Fannie Mae guaranteed securities. Data for 2006 have been revised from amounts previously reported to conform to current presentation.

GLOSSARY

General
Information Changes. Amounts and rates for 2006 reflect data reclassifications, definitional changes and corrections as well as revisions to this presentation. As a result, these amounts and rates may differ from and may not be shown on a comparable basis to those previously reported in Fannie Mae’s Monthly Summary reports.
Risk Disclosures. In addition to the interest rate risk disclosures provided in Table 8, Fannie Mae’s most recent available information relating to subordinated debt, liquidity management, corporate risk ratings and credit risks is included in its Form 12b-25 filed with the Securities and Exchange Commission on May 9, 2007.
Compounded Growth Rate. Monthly growth rates are compounded to provide an annualized rate of growth.
Table 1
Total Book of Business. Sum of the Gross Mortgage Portfolio balance and Total Fannie Mae MBS and Other Guarantees balance, less Fannie Mae MBS held in the mortgage portfolio.
New Business Acquisitions. Sum of MBS issuances and Mortgage Portfolio purchases less Fannie Mae MBS purchases and securitizations of mortgage loans previously held in portfolio.
Table 2
Portfolio Commitments. Represents mandatory commitments entered into during the month. Fannie Mae enters into forward commitments to purchase mortgage securities and mortgage loans, or to sell mortgage securities, for the mortgage portfolio.
Purchase commitments typically require mandatory delivery and are subject to the payment of pair-off fees for non-delivery.
Commitments to Purchase, Net. Represents mandatory commitments to purchase mortgage loans and mortgage securities, net of mortgage loans for which a cash pair-off has been paid. Pair-offs occur when loans are not delivered against mandatory commitments.
Commitments to Sell. Represents mandatory commitments to sell mortgage securities.
Net Retained Commitments. Represents mandatory commitments to purchase, less commitments to sell, net of mortgage loans for which a cash pair-off has been paid.
Table 3
Gross Mortgage Portfolio. End balance represents the unpaid principal balance (“UPB”) of the mortgage portfolio that Fannie Mae holds for investment and liquidity purposes.
Purchases. Acquisition of mortgage loans and mortgage securities for the mortgage portfolio.
Sales. Sales of mortgage securities from the mortgage portfolio.
Liquidations. Represents the total amount of repayments, curtailments, payoffs, and foreclosures on mortgage loans and mortgages underlying securities held in the mortgage portfolio.
Annualized Liquidation Rate. The liquidation rate is calculated as liquidations divided by the prior period ending balance of the mortgage portfolio, annualized.
Table 4
Fannie Mae Guaranteed Securities and Mortgage Loans. Consists of securities and mortgage loans for which Fannie Mae manages credit risk. This table excludes non-Fannie Mae securities held in the mortgage portfolio, which are shown in Table 5.
Total Fannie Mae MBS. Includes Fannie Mae MBS, private label wraps, whole loan REMICs, and Multifamily discount MBS (DMBS) that Fannie Mae guarantees, regardless of whether those MBS are held in the mortgage portfolio or held by investors other than Fannie Mae. If an MBS has been resecuritized into another MBS, the principal amount is only included once in this total.
Issuances. Represents the total amount of Fannie Mae MBS created during the month, including lender-originated issues and Fannie Mae MBS created from mortgage loans previously held in Fannie Mae’s portfolio. Fannie Mae MBS may be held in portfolio after their creation.
Liquidations. Represents the total amount of repayments, curtailments, payoffs, and foreclosures on mortgages underlying Fannie Mae MBS, including Fannie Mae MBS held in the mortgage portfolio.
Other Fannie Mae Guarantees. Outstanding balance of Fannie Mae guarantees, other than Fannie Mae MBS. This primarily includes credit enhancements we provide on multifamily mortgage assets and Ginnie Mae securities.
Annualized Liquidation Rate. The liquidation rate is calculated as liquidations divided by the prior period ending balance of total Fannie Mae MBS, annualized.
Table 5
Mortgage Portfolio Composition. Shows the primary components of Fannie Mae’s mortgage portfolio and activity relating to Fannie Mae MBS held in the mortgage portfolio.
Non-Fannie Mae Agency Securities. Represents mortgage-related securities issued by Freddie Mac and Ginnie Mae.
Non-Fannie Mae Non-Agency Securities. These are commonly referred to as “private-label securities.”
Table 6
Liquid Investments. Liquid investments serve as Fannie Mae’s primary source of liquidity and an investment vehicle for surplus capital. This balance includes high-quality securities that are short-term or readily marketable, such as commercial paper, asset-backed securities and corporate floating-rate notes. The balance shown does not include cash and cash-equivalents, which are also used for liquidity purposes.
Table 7
Debt Activity. For more information about Fannie Mae’s debt activity, please visit www.fanniemae.com/markets/debt/debt_activity.
Table 8
Effective Duration Gap. The effective duration gap estimates the net sensitivity of the fair value of Fannie Mae’s assets and liabilities to movements in interest rates. This statistic is expressed as a number of months, based on the daily average for the reported month. Beginning with June, the methodology has been updated such that a duration gap of zero implies that the change in the fair value of assets from an interest rate move will be offset by an equal move in the fair value of liabilities, including debt and derivatives, resulting in no change in the fair value of the net assets. The calculation excludes any sensitivity of the guaranty business.
Market Value Sensitivity to Rate Level Shock (50bp). This measurement shows the estimated loss in pre-tax market value of Fannie Mae’s assets and liabilities, expressed as a percentage of the after-tax fair value of Fannie Mae’s net assets (calculated as described in Endnote (8) above), from an immediate adverse 50 basis point shift in the level of LIBOR rates. The measurement excludes any sensitivity of the guaranty business but the after-tax fair value of Fannie Mae’s net assets includes an estimate of the fair value of the guaranty business. Fannie Mae tracks the daily average of this measurement for the reported month.
Market Value Sensitivity to Rate Slope Shock (25bp). This measurement shows the estimated loss in pre-tax market value of Fannie Mae’s assets and liabilities, expressed as a percentage of the after-tax fair value of Fannie Mae’s net assets (calculated as described in Endnote (8) above), from an immediate adverse 25 basis point change in the slope of the LIBOR yield curve. To calculate the “adverse” change in the slope of the LIBOR yield curve, the company calculates the effect of a 25 basis point change in slope that results in a steeper LIBOR yield curve and the effect of a 25 basis point change in slope that results in a flatter LIBOR yield curve, and reports the more adverse of the two results. The measurement excludes any sensitivity of the guaranty business but the after-tax fair value of Fannie Mae’ net assets includes an estimate of the fair value of the guaranty business. Fannie Mae tracks the daily average of this measurement for the reported month.
Table 9
Serious Delinquency Rates. A measure of credit performance and indicator of future defaults for the single-family and multifamily mortgage credit books. We classify single-family loans as seriously delinquent when a borrower has missed three or more consecutive monthly payments, and the loan has not been brought current or extinguished through foreclosure, payoff, or other resolution. A loan referred to foreclosure but not yet foreclosed is also considered seriously delinquent. We include all of the conventional single-family loans that we own or that back Fannie Mae MBS in our single-family delinquency rate, including those with substantial credit enhancement. We classify multifamily loans as seriously delinquent when payment is 60 days or more past due.

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